COMMITMENTS AND CONTINGENCIES - Maturities of lease liabilities (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Dec. 31, 2025	Dec. 31, 2024
COMMITMENTS AND CONTINGENCIES
2026		$ 1,994
2027		2,053
2028		1,546
2029		1,308
2030		1,348
Thereafter		2,577
Total lease payments		10,826
Imputed interest		(2,289)
Net lease liabilities, short-term and long-term		8,537
Operating lease liabilities, current portion	$ 1,401	1,357	$ 1,211
Operating lease liabilities, net of current portion	$ 6,817	$ 7,180	$ 8,537